Retirement Plans and Employee Rights Upon Termination	12 Months Ended
Dec. 31, 2017
Retirement Benefits [Abstract]
Retirement Plans and Employee Rights Upon Termination

Note 14. Retirement Plans and Employee Rights Upon Termination

Israeli law generally requires the Company to pay a severance payment upon dismissal of an employee or upon termination of employment in certain other circumstances. The Company makes ongoing deposits into its Israeli employee pension plans to fund their severance liabilities. According to the general collective pension agreement in Israel, Company deposits with respect to employees who were employed by the Company after the agreement took effect are made in lieu of the Company’s severance liability therefore, no obligation is provided for in the Company’s consolidated financial statements.

Severance pay liabilities with respect to Israeli employees who were employed by the Company prior to the collective pension agreement effective date, as well as employees who have special contractual arrangements, are provided for in the Company’s consolidated financial statements based upon the number of years of service and their latest monthly salary. The Company’s liabilities for those Israeli employees, in the amounts of $3.9 million and $3.7 million as of December 31, 2017 and 2016, respectively, are presented as other non-current liabilities in the Company’s consolidated balance sheets. The liability is funded in part from the purchase of insurance policies or by the establishment of pension funds with dedicated deposits in the funds. The amounts used to fund these liabilities are included in the Company’s consolidated balance sheets under other non-current assets. As of December 31, 2017 and 2016, the Company had $3.0 million and $2.7 million, respectively deposited in these insurance policies and pension funds. These policies are the Company’s assets. However, under employment agreements and subject to certain limitations, any policy may be transferred to the ownership of the individual employee for whose benefit the funds were deposited.

In accordance with its current employment agreements with certain employees, the Company makes regular deposits with certain insurance companies for accounts controlled by each applicable employee in order to secure the employee’s rights upon retirement. The Company is fully relieved from any severance pay liability with respect to each such employee after it makes the payments on behalf of the employee. The liability accrued in respect of these employees and the amounts funded, as of the respective agreement dates, are not reflected in the Company’s balance sheets, as the amounts funded are not under the control and management of the Company and the pension or severance pay risks have been irrevocably transferred to the applicable insurance companies.

For its employees in the United States the Company has a defined contribution retirement plan (the “Plan”) under the provisions of Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”) that covers eligible U.S. employees as defined in the Plan. Participants may elect to contribute up to 50% of pre-tax annual compensation, as defined by the Plan, up to a maximum amount prescribed by the Code. The Company, at its discretion, makes matching contributions equal to the lesser of $3,500 or 4% of the participant’s annual compensation. For the years ended December 31, 2017, 2016 and 2015 the Company made 401(k) Plan contributions of approximately $3.7 million, $3.8 million and $4.2 million respectively.